Trade Receivables	12 Months Ended
Jun. 30, 2020
Trade and other receivables [abstract]
Trade Receivables	Trade Receivables
The Group’s trade receivables consisted of the following:

	As of June 30,
	2020	2019
	(U.S. $ in thousands)
Gross trade receivables	$113,175	$83,044
Expected credit loss allowance	(1,156)	(519)
Total trade receivables	$112,019	$82,525
As of June 30, 2020, one customer represented 11% of the total trade receivables balance. As of June 30, 2019, two customers represented 13% and 13% of the total trade receivables balance, respectively.
Expected Credit Loss Allowance
The movements in the ECL allowance were as follows:

(U.S. $ in thousands)
As of June 30, 2018	$629
Change in estimate	(110)
As of June 30, 2019	$519
Change in estimate	637
As of June 30, 2020	$1,156
The following table sets forth the information about the credit risk exposure on the Group's trade receivables using a provision matrix:

		Past due days
	Current	< 90 days	> 90 days	Total
	(U.S. $ in thousands except ECL rate)
As of June 30, 2020
ECL rate	0.5%	4.1%	52.9%
Trade receivables carrying amount	105,585	6,858	732	113,175
ECL allowance	489	280	387	1,156

As of June 30, 2019
ECL rate	—	—	43.3%
Trade receivables carrying amount	71,883	9,961	1,200	83,044
ECL allowance	—	—	519	519
For the purpose of the provision matrix, customers are clustered into different risk classes, mainly based on past due days of trade receivables. We also consider market information such as the country risk assessment of their country of origin, type of industry and objective evidence of credit impairment for individual receivables. Loss rates used to reflect lifetime ECL are based on its historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.